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                                                                   EXHIBIT 10.65



FIRST AMENDMENT TO SOFTWARE LICENSE, MAINTENANCE AND SUBSCRIBER BILLING SERVICES
                                   AGREEMENT

        THIS FIRST AMENDMENT TO SOFTWARE LICENSE, MAINTENANCE AND SUBSCRIBER BILLING SERVICES AGREEMENT is made effective this __ day of December, 1997 by and between CSC Intelicom, Inc., a Delaware corporation, having its address at 6707 Democracy Boulevard, Suite 1000, Bethesda, Maryland 20817 ("CSC") and Western Wireless Corporation, a Washington corporation having its address at 2001 N.W. Sammamish Road, Suite 100, Issaquah, Washington 98027 ("Customer").

                                   BACKGROUND

               The parties hereto have executed that certain Software License, Maintenance and Subscriber Billing Services Agreement dated June 1997 (the "Agreement"). The parties now desire to amend the Agreement to clarify certain existing provisions as set forth below.

               NOW, THEREFORE, in consideration of the mutual promises of the parties hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, subject to the terms and conditions hereof, agree as follows:

        1.     A new Section 8 is inserted as follows:

               8.1 Late Delivery Credits. CSC will provide delivery guarantees to Customer in the form of credits which may be applied first against the scheduled delivery payment and then against the final scheduled acceptance payment as defined in Sections 8 and 51 herein for the applicable deliverable. These credits shall be calculated on the following basis as a percentage of the total fees of the deliverable, for each month or prorated portion thereof of delay:

               PENALTY (PERCENTAGE OF TOTAL FEES
                      OF DELIVERABLE)              MONTH
                             *                     month 1
                             *                     month 2
                             *                     month 3
                             *                     month 4
                             *                     month 5
                             *                     month 6


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* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.




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        The total of all credits provided by CSC under this Section 8 and
        Section 11.5(b) shall not exceed * of the fees for the associated deliverable. This credit shall be in full satisfaction of any liability CSC may have to Customer for late delivery.

               8.2Correction of Software Errors or Enhancement Errors. CSC
                  shall provide to Customer a credit which may be applied against the total fees of the deliverable for the failure of CSC to correct any Critical or Priority Two-High Errors within the time frames set forth below. These credits shall be calculated on the following basis as a percentage of the total fees of the deliverable for each month or prorated portion thereof of during which the Error(s) is not corrected:

               PENALTY (PERCENTAGE OF TOTAL FEES
                      OF DELIVERABLE)              MONTH
                             *                     month 1
                             *                     month 2
                             *                     month 3
                             *                     month 4
                             *                     month 5
                             *                     month 6

               Customer shall have 30 days after delivery to complete user acceptance testing, and will report all Critical or Priority Two-High Errors discovered during this period to CSC. CSC shall have 30 days from the end of this acceptance test period ("UAT period") to correct such Errors. Software quality credits shall begin to accrue 30 days after the end of the UAT period if Critical or Priority Two-High Errors continue to exist.

               Upon correction of such Critical or Priority Two-High Errors (or if no such Errors are discovered during the UAT period), Customer shall use the software within their production environment for an additional 30 days and will report all Critical or Priority Two-High Errors discovered during this period to CSC. CSC shall have 30 days from the end of this production test period to correct such Errors. If no Critical or Priority Two-High Errors are discovered during the 30 day production testing period, Customer shall be deemed to have accepted such Software. Software quality credits shall begin to accrue 30 days after the production testing period if Critical or Priority Two-High Errors continue to exist.

               In no event shall the aggregate credits under this Section 8 and
        Section 11.5(b) exceed * of the fees associated with any deliverable. The credits provided under this Section 8.s shall be in full satisfaction of any liability that CSC may have to Customer for the failure to timely correct any Error (except as such Errors may affect the timeliness of bill cycle turnaround as provided in Section 12.)



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* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.



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               The foregoing procedures replace those set forth in Section 9.2 of the Agreement. There is no payment associated with "conditional acceptance," as set forth therein.

               8.3 Limitation and Applicability of Credits. The total of all credits provided by CSC under Sections 8 and 11.5(b) shall not exceed * of the fee for the associated deliverable. Credits shall apply to the following deliverables and delivery dates:

                      Software Enhancements. Delivery of software enhancements shall be deemed to have occurred when CSC makes such software available to Customer's test environment, and such software has passed CSC's internal testing and quality assurance process. Late delivery credits shall begin to accrue on a daily basis the day after the software enhancement delivery date provided by CSC, to the extent such delay is caused by CSC or any of its agents or contractors.

                      Detailed Bid Documents. Delivery of Detailed Bid Documents shall be deemed to have occurred upon submission of a completed Detailed Bid Document to Customer representatives.

                      Implementation and Conversion Services. Delivery of implementation and conversion services shall be deemed to have occurred when CSC makes final conversion or implementation information available for Customer review. Late delivery credits shall begin to accrue on a daily basis after the delivery date, to the extent such delay is caused by CSC or any of its agents or contractors.

        2. Section 11.5(b) is hereby amended by inserting the following language:

                  "CSC shall provide Customer a * which will be applied against the Detailed Bid Document preparation fees if a Detailed Bid Document delivery date is not provided to Customer within 10 business days of CSC's receipt of Customer's request (assuming all necessary information is provided by Customer at the time of Customer's request to evaluate the enhancement request and such delay is caused by CSC). The total of all credits provided by CSC to Customer shall not exceed 100% of the fees for detailed bid preparation. This credit shall be in full satisfaction of any liability CSC may have to Customer for such delay."

        3. Section 12.2(b) is hereby amended by deleting "*" in the first and second paragraphs and inserting "*".

        4. Section 12.2(b) is hereby amended by inserting the following language:

               "CSC's meeting this time period is contingent upon:



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* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.



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               1.     All necessary data required to perform the requested
                      function as requested by CSC is provided to CSC at the beginning of the time period.

               2. Any necessary data or information provided to CSC per CSC's request by Customer or a vendor of Customer found to be incomplete or erroneous (CSC will respond within 48 hours if data is incomplete or erroneous) will reset the agreed-upon beginning date to the date that the correct data or information is provided to CSC.

               3. Any necessary test data provided to CSC by Customer or a vendor of Customer that is incomplete or does not agree with documentation provided to CSC by Customer or Customer's vendors (CSC will respond within 48 hours if data is incomplete or erroneous) will reset the agreed-upon beginning date. The new beginning date will be the date the correct data is provided.

               4. Any necessary system or TRIS+ function or actions required to be performed by Customer and agreed to by Customer must be completed by the mutually agreed-upon date. Failure by Customer to perform by the agreed-upon date will reset the beginning date to the date the function or action is actually completed.

               5. Customer and CSC will each furnish a dedicated point of contact to the other to insure accurate and timely involvement by Customer in the process."

        5. Section 12.2(c) is hereby amended by deleting "*" in the first and second paragraphs and inserting "*".

        6. Section 12.2(c) is hereby amended by inserting the following language:

               "CSC's meeting this time period is contingent upon:

               1. All necessary data required to perform the requested function as requested by CSC is provided to CSC at the beginning of the time period.

               2. Any necessary data or information provided to CSC per CSC's request by Customer or a vendor of Customer found to be incomplete or erroneous (CSC will respond within 48 hours if data is incomplete or erroneous) will reset the agreed-upon beginning date to the date that the correct data or information is provided to CSC.



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* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.



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               3.     Any necessary test data provided to CSC by Customer or a
                      vendor of Customer that is incomplete or does not agree with documentation provided to CSC by Customer or Customer's vendors (CSC will respond within 48 hours if data is incomplete or erroneous) will reset the agreed-upon beginning date. The new beginning date will be the date the correct date is provided.

               4. Any necessary system or TRIS+ function or actions required to be performed by Customer and agreed to by Customer must be completed by the mutually agreed-upon date. Failure by Customer to perform by the agreed-upon date will reset the beginning date to the date the function or action is actually completed.

               5. Customer and CSC will furnish a dedicated point of contract to insure accurate and timely involvement by Customer in the process."

        7. Section 12.2 is hereby amended by deleting "In the event that the CSC Subscriber Billing Services statement turnaround time for any given cycle is less than or equal to * after the required Subscriber Billing Turnaround Time, CSC shall not be required to provide Customer with any credit for late delivery." and inserting "In the event that the CSC Subscriber Billing Services statement turnaround time for any normal billing cycle (as defined in Section 12.2.a) is less than or equal to * after the required Subscriber Billing Turnaround Time, CSC shall not be required to provide Customer with any credit for late delivery. Credit for late delivery of initial billing cycles as defined within Sections 12.2.b and 12.2.c shall be calculated as set forth above without such * grace period."

        8. Section 21.2.2 is hereby deleted in its entirety and a new Section
21.2.2 is hereby inserted as follows:

                      "21.2.2 Subject to the limitations contained within the
               Agreement, in the event of termination by CSC under this Section 21, Customer shall be given a period of * days from the effective date of termination in which to transition its billing services requirements to another vendor, provided Customer and CSC, using good faith, can agree on mutually-acceptable terms for the provision of such services. All services performed by CSC during this period shall be chargeable at the rates set forth in Appendix D."

        9. Section 25 is amended by adding the following provision as Section 25(5):

        (5) that all databases, operating systems, and voicemail and switch interfaces now or in the future supported by the Software will be maintained with all new third party vendor's releases within 180-360 days after such release is made commercially available, unless



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* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.



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        CSC and Customer mutually agree that such release of third party software is not desirable.

        10. The second and third paragraphs of Section 50 are hereby deleted in their entirety.

        11. A new Section 51 is inserted as follows:

               "51.   Payment

                      51.1.1 Customer shall pay * to CSC for the TRIS+ Software
                             and services under Appendix L of the Agreement, in lieu of the payments set forth therein, as follows:

                             *, to be wired within the second business day following the date of execution of this First Amendment.

                             *, spread evenly upon acceptance of the 5 deliverables listed in section 51.1.3, below.

                             Customer acknowledges that fees associated with the TRIAD conversion are not included within the * detailed above.

                      51.1.2 CSC shall provide, without charge, SIM re-use
                             functionality, zone rating (up to 100 hours of programming), and its Point of Sale Interface to Customer and will waive the Right to Use license fees and maintenance fees associated with such Software. Customer shall pay for any customization or implementation costs necessary to implement such Software in accordance with a separately executed statement of work.

                      51.1.3 For the purposes of payment of penalties under
                             Section 8, the price for the different releases and activities shall be allocated as follows:

                                                   AMOUNT
                                                   SUBJECT
                      DELIVERABLE                  TO PENALTY    DELIVERY DATE
                      (1)  Book Bill Format               *             *
                      (2)  Release 3.1.1                  *             *
                      (3)  Cellular Conversion            *             *
                      (4)  Release 3.1.2                  *             *
                      (5)  Release 3.2                    *             *



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* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.



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                                                          *

                      (1) Book Bill Format includes the functionality defined within the Book Bill functional requirements document.
                      (2) Release 3.1.1 will include, at a minimum, Selective Messaging and corrections for all Software Errors that have been coded and unit tested by *.
                      (3) Cellular Conversion will include conversion of all cellular billing cycles from Release 1.x to Release 3.x.
                      (4) Release 3.1.2 will include, at a minimum, SIM re-use functionality and corrections for all Software Errors that have been coded and unit tested by *.
                      (5) Release 3.2 will include, at a minimum, Cross Market Billing and corrections for all Software Errors that have been coded and unit tested by *.

               51.2 Payment for all future enhancements and other conversions provided by CSC at the request of Customer shall be made as follows:

                        * upon delivery (30 day invoice)
                        * upon final scheduled acceptance of the deliverable (30
                          day invoice)

        12. Appendix D, Section 11(e) is amended by inserting the following language:

                      "CSC shall provide a late delivery penalty equal in amount to the current CSC "Premium Charge," to the extent CSC is unable to implement changes within the specified time periods, provided that:

               1. All necessary data required to perform the requested function as requested by CSC is provided to CSC at the beginning of the time period.

               2. Any necessary data or information provided to CSC per CSC's request by Customer or a vendor of Customer found to be incomplete or erroneous (CSC will respond within 48 hours if date is incomplete or erroneous) will reset the agreed upon beginning date to the date that the correct data or information is provided to CSC.

               3. Any necessary test data provided to CSC by Customer or a vendor of Customer that is incomplete or does not agree with documentation provided to CSC by Customer or its vendors (CSC will respond within 45 hours if date is incomplete or erroneous) will reset the agreed upon



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* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.



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                      beginning date. The new beginning date will be the date
                      that the correct data is provided to CSC.

               4. Any necessary system or TRIS+ functions or actions required to be performed by Customer and agreed to by Customer must be completed by the mutually-agreed upon date. Failure by Customer to perform by the agreed-upon date will reset the beginning date to the date the function or action is actually completed.

               5. Customer and CSC will each furnish a dedicated point of contact to the other to insure accurate and timely involvement by Customer in the process.

               6. The number and scope of the requested changes are reasonable to be completed within the agreed time and within parameters that limit the number and scope of the changes. The maximum numbers and scope of the changes allowable are as follows:

               RATE PLAN CHANGES - no programming: (max 10 unique plans within 5 days)

               RATE PLAN CHANGES - programming required: (not greater than 80 hours of programming within 1 month)

               FE OR BE TABLE CHANGES: (20 unique FE Additions/changes within 5 days) and (15 unique BE Additions/changes within 5 days)

               UNBILLABLE UPDATE FORMS:  (5000 customers within 5 days)

               SWITCH SOFTWARE MODIFICATIONS - Software Upgrade/change: (2 switches within 30 days)

               SWITCH SOFTWARE MODIFICATIONS - Hardware Upgrade/change: (2 switches within 30 days)

               SWITCH SOFTWARE MODIFICATIONS - Trunk records/cell sites: (max 20 unique cell sites/trunks within 5 days)

               TRIS+ FE FILE/DIRECTORY STRUCTURE CHANGES: (15 unique directory changes within 2 weeks)

               BILL STATEMENT MESSAGE PAGE: (20 different message pages -combination of markets or messages- within 3 days)"

        13. Section 2(c) of Appendix D is hereby modified by inserting the following language:



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                      "Effective March 8, 1998, CSC shall provide Customer a
               point of contact for resolving technical production issues twenty-four hours a day, seven days a week (excluding CSC Holidays)."

        14. Appendix J is hereby modified by adding the attached "Addendum to Appendix J -- Performance Penalties".

        15. A new Section 52 is inserted as follows:

                "52.  Software Release Schedule

                CSC shall provide Customer, at a minimum, two (2) maintenance Software releases intended to correct Errors and two (2) feature Software releases intended to provide new features and functionality."

        16. The Production conversions for the TRIAD conversion shall start on *, and the production conversions shall all be complete by *. All other scheduling to the contrary in the Agreement is hereby superceded. Triad conversion will include conversion of all TRIAD bill cycles to release 3.x.

        17. All other provisions contained in the Agreement are hereby reaffirmed and shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have caused this 1st Amendment to Software License, Maintenance and Subscriber Billing Services Agreement to be duly executed on the day and year first above written.

ATTEST:                                 CSC INTELICOM, INC.



               /s/                      By:           /s/ Errol James     (SEAL)
--------------------------------             ----------------------------
                                             Errol James, Senior Vice President

ATTEST:                                 WESTERN WIRELESS CORPORATION



        /s/ Angela Schwab               By:           /s/ Bob Stapleton  (SEAL)
--------------------------------             ----------------------------
[12.4.97]


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* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.



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